Exhibit 99.2Exhibit 99.2

Forward Looking Statements The Private Securities Litigation Reform Act of 1995 provides a safe harbor from civil litigation for forward-looking statements accompanied by meaningful cautionary statements. Except for historical information, this presentation contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, which may be identified by words such as “continues”, “estimates”, “anticipates”, “projects”, “plans”, “seeks”, “may”, “will”, “expects”, “intends”, “believes”, “signals”, “should” and similar expressions or the negative versions thereof and which also may be identified by their context. All statements that address operating performance or events or developments that Meridian expects or anticipates will occur in the future, including, but not limited to, statements relating to per share diluted earnings and revenue, are forward-looking statements. Such statements, whether expressed or implied, are based upon current expectations of the Company and speak only as of the date made. Specifically, Meridian’s forward-looking statements are, and will be, based on management’s then-current views and assumptions regarding future events and operating performance. Meridian assumes no obligation to publicly update or revise any forward- looking statements even if experience or future changes make it clear that any projected results expressed or implied therein will not be realized. These statements are subject to various risks, uncertainties and other factors that could cause actual results to differ materially, including, without limitation, the following: Meridian’s operating results, financial condition and continued growth depends, in part, on its ability to introduce into the marketplace enhancements of existing products or new products that incorporate technological advances, meet customer requirements and respond to products developed by Meridian’s competition, its ability to effectively sell such products and its ability to successfully expand and effectively manage increased sales and marketing operations. While Meridian has introduced a number of internally developed products and acquired products, there can be no assurance that it will be successful in the future in introducing such products on a timely basis or in protecting its intellectual property, and unexpected or costly manufacturing costs associated with its introduction of new products or acquired products could cause actual results to differ from expectations. Meridian relies on proprietary, patented and licensed technologies. As such, the Company’s ability to protect its intellectual property rights, as well as the potential for intellectual property litigation, would impact its results. Ongoing consolidations of reference laboratories and formation of multi-hospital alliances may cause adverse changes to pricing and distribution. Recessionary pressures on the economy and the markets in which our customers operate, as well as adverse trends in buying patterns from customers, can change expected results. Costs and difficulties in complying with laws and regulations, including those administered by the United States Food and Drug Administration, can result in unanticipated expenses and delays and interruptions to the sale of new and existing products, as can the uncertainty of regulatory approvals and the regulatory process (including the currently ongoing study and other FDA actions regarding the Company’s LeadCare products). The international scope of Meridian’s operations, including changes in the relative strength or weakness of the U.S. dollar and general economic conditions in foreign countries, can impact results and make them difficult to predict. One of Meridian’s growth strategies is the acquisition of companies and product lines. There can be no assurance that additional acquisitions will be consummated or that, if consummated, will be successful and the acquired businesses will be successfully integrated into Meridian’s operations. There may be risks that acquisitions may disrupt operations and may pose potential difficulties in employee retention, and there may be additional risks with respect to Meridian’s ability to recognize the benefits of acquisitions, including potential synergies and cost savings or the failure of acquisitions to achieve their plans and objectives. Meridian cannot predict the outcome of goodwill impairment testing and the impact of possible goodwill impairments on Meridian’s earnings and financial results. Meridian cannot predict the possible impact of U.S. health care legislation enacted in 2010 – the Patient Protection and Affordable Care Act, as amended by the Health Care and Education Reconciliation Act – and any modification or repeal of any of the provisions thereof initiated by Congress or the presidential administration, and any similar initiatives in other countries on its results of operations. Efforts to reduce the U.S. federal deficit, breaches of Meridian’s information technology systems, trade wars, increased tariffs, and natural disasters and other events could have a materially adverse effect on Meridian’s results of operations and revenues. In the past, the Company has identified a material weakness in internal control over financial reporting, which has been remediated, but the Company can make no assurances that a material weakness will not be identified in the future, which if identified and not properly corrected, could materially adversely affect our operations and result in material misstatements in our financial statements. In addition to the factors described in this paragraph, please also refer to additional factors identified from time to time in our filings with the Securities and Exchange Commission, including in Part I, Item 1A Risk Factors of our most recent Annual Report on Form 10-K, which contains a list and description of uncertainties, risks and other matters that may affect the Company. Readers should carefully review these forward-looking statements and risk factors, and not place undue reliance on our forward-looking statements.Forward Looking Statements The Private Securities Litigation Reform Act of 1995 provides a safe harbor from civil litigation for forward-looking statements accompanied by meaningful cautionary statements. Except for historical information, this presentation contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, which may be identified by words such as “continues”, “estimates”, “anticipates”, “projects”, “plans”, “seeks”, “may”, “will”, “expects”, “intends”, “believes”, “signals”, “should” and similar expressions or the negative versions thereof and which also may be identified by their context. All statements that address operating performance or events or developments that Meridian expects or anticipates will occur in the future, including, but not limited to, statements relating to per share diluted earnings and revenue, are forward-looking statements. Such statements, whether expressed or implied, are based upon current expectations of the Company and speak only as of the date made. Specifically, Meridian’s forward-looking statements are, and will be, based on management’s then-current views and assumptions regarding future events and operating performance. Meridian assumes no obligation to publicly update or revise any forward- looking statements even if experience or future changes make it clear that any projected results expressed or implied therein will not be realized. These statements are subject to various risks, uncertainties and other factors that could cause actual results to differ materially, including, without limitation, the following: Meridian’s operating results, financial condition and continued growth depends, in part, on its ability to introduce into the marketplace enhancements of existing products or new products that incorporate technological advances, meet customer requirements and respond to products developed by Meridian’s competition, its ability to effectively sell such products and its ability to successfully expand and effectively manage increased sales and marketing operations. While Meridian has introduced a number of internally developed products and acquired products, there can be no assurance that it will be successful in the future in introducing such products on a timely basis or in protecting its intellectual property, and unexpected or costly manufacturing costs associated with its introduction of new products or acquired products could cause actual results to differ from expectations. Meridian relies on proprietary, patented and licensed technologies. As such, the Company’s ability to protect its intellectual property rights, as well as the potential for intellectual property litigation, would impact its results. Ongoing consolidations of reference laboratories and formation of multi-hospital alliances may cause adverse changes to pricing and distribution. Recessionary pressures on the economy and the markets in which our customers operate, as well as adverse trends in buying patterns from customers, can change expected results. Costs and difficulties in complying with laws and regulations, including those administered by the United States Food and Drug Administration, can result in unanticipated expenses and delays and interruptions to the sale of new and existing products, as can the uncertainty of regulatory approvals and the regulatory process (including the currently ongoing study and other FDA actions regarding the Company’s LeadCare products). The international scope of Meridian’s operations, including changes in the relative strength or weakness of the U.S. dollar and general economic conditions in foreign countries, can impact results and make them difficult to predict. One of Meridian’s growth strategies is the acquisition of companies and product lines. There can be no assurance that additional acquisitions will be consummated or that, if consummated, will be successful and the acquired businesses will be successfully integrated into Meridian’s operations. There may be risks that acquisitions may disrupt operations and may pose potential difficulties in employee retention, and there may be additional risks with respect to Meridian’s ability to recognize the benefits of acquisitions, including potential synergies and cost savings or the failure of acquisitions to achieve their plans and objectives. Meridian cannot predict the outcome of goodwill impairment testing and the impact of possible goodwill impairments on Meridian’s earnings and financial results. Meridian cannot predict the possible impact of U.S. health care legislation enacted in 2010 – the Patient Protection and Affordable Care Act, as amended by the Health Care and Education Reconciliation Act – and any modification or repeal of any of the provisions thereof initiated by Congress or the presidential administration, and any similar initiatives in other countries on its results of operations. Efforts to reduce the U.S. federal deficit, breaches of Meridian’s information technology systems, trade wars, increased tariffs, and natural disasters and other events could have a materially adverse effect on Meridian’s results of operations and revenues. In the past, the Company has identified a material weakness in internal control over financial reporting, which has been remediated, but the Company can make no assurances that a material weakness will not be identified in the future, which if identified and not properly corrected, could materially adversely affect our operations and result in material misstatements in our financial statements. In addition to the factors described in this paragraph, please also refer to additional factors identified from time to time in our filings with the Securities and Exchange Commission, including in Part I, Item 1A Risk Factors of our most recent Annual Report on Form 10-K, which contains a list and description of uncertainties, risks and other matters that may affect the Company. Readers should carefully review these forward-looking statements and risk factors, and not place undue reliance on our forward-looking statements.

Forward Looking Statements (continued) All forward-looking information is subject to numerous risks and uncertainties, many of which are beyond the control of Meridian that could cause actual results to differ materially from the results expressed or implied by the statements. These risks and uncertainties include, but are not limited to: the diversion of management time on transaction-related issues; ability to successfully integrate the businesses; risk that the transaction and its announcement could have an adverse effect on the parties’ ability to retain customers and retain and hire key personnel; the risk that any potential synergies from the transaction may not be fully realized or may take longer to realize than expected; and risks inherent in funding, developing and obtaining regulatory approvals of new, commercially-viable and competitive products. In addition, forward-looking statements may also be adversely affected by general market factors, competitive product development, product availability, federal and state regulations and legislation, the regulatory process for new products and indications, manufacturing issues that may arise, patent positions and litigation, among other factors. The forward-looking statements contained in this communication may become outdated over time. Meridian does not assume any responsibility for updating any forward-looking statements. Additional information concerning these and other factors can be found in Meridian's filings with the SEC and available through the SEC's Electronic Data Gathering and Analysis Retrieval system at www.sec.gov, including Meridian's most recent Annual Report on Form 10-K, Quarterly Reports on Form 10-Q and Current Reports on Form 8-K. The foregoing list of important factors is not exclusive. Meridian assumes no obligation to update or revise any forward-looking statements as a result of new information, future events or otherwise, except as may be required by law. Readers are cautioned not to place undue reliance on these forward-looking statements that speak only as of the date hereof.Forward Looking Statements (continued) All forward-looking information is subject to numerous risks and uncertainties, many of which are beyond the control of Meridian that could cause actual results to differ materially from the results expressed or implied by the statements. These risks and uncertainties include, but are not limited to: the diversion of management time on transaction-related issues; ability to successfully integrate the businesses; risk that the transaction and its announcement could have an adverse effect on the parties’ ability to retain customers and retain and hire key personnel; the risk that any potential synergies from the transaction may not be fully realized or may take longer to realize than expected; and risks inherent in funding, developing and obtaining regulatory approvals of new, commercially-viable and competitive products. In addition, forward-looking statements may also be adversely affected by general market factors, competitive product development, product availability, federal and state regulations and legislation, the regulatory process for new products and indications, manufacturing issues that may arise, patent positions and litigation, among other factors. The forward-looking statements contained in this communication may become outdated over time. Meridian does not assume any responsibility for updating any forward-looking statements. Additional information concerning these and other factors can be found in Meridian's filings with the SEC and available through the SEC's Electronic Data Gathering and Analysis Retrieval system at www.sec.gov, including Meridian's most recent Annual Report on Form 10-K, Quarterly Reports on Form 10-Q and Current Reports on Form 8-K. The foregoing list of important factors is not exclusive. Meridian assumes no obligation to update or revise any forward-looking statements as a result of new information, future events or otherwise, except as may be required by law. Readers are cautioned not to place undue reliance on these forward-looking statements that speak only as of the date hereof.

Non-GAAP Financial Measures Certain financial measures presented in this presentation, such as operating expenses, operating income, net earnings and diluted earnings per share, excluding as applicable the effects of acquisition-related costs, restructuring costs, selected legal costs, and certain one-time effects of the U.S. tax reform act, are not recognized under generally accepted accounting principles in the United States of America, or U.S. GAAP. Management believes this non-GAAP financial information is useful to an investor in evaluating our performance, as these measures: (i) help investors to more meaningfully evaluate and compare the results of operations from period to period by removing the impacts of these non-routine items; and (ii) are used by management for various purposes, including evaluating performance from period to period in presentations to our board of directors, and as a basis for strategic planning and forecasting. While we believe these financial measures are commonly used by investors to evaluate our performance and that of our competitors, the non-GAAP measures in this presentation may be different from non-GAAP measures used by other companies and should not be considered as an alternative to performance measures derived in accordance with U.S. GAAP. In addition, the non-GAAP measures presented herein are not based on any comprehensive set of accounting rules or principles. These non-GAAP measures have limitations, in that they do not reflect all amounts associated with our results as determined in accordance with U.S. GAAP, and they should not be considered as alternatives to information attributable to Meridian Bioscience, Inc. determined in accordance with U.S. GAAP. See the consolidated financial statements included in our reports filed with the U.S. Securities and Exchange Commission for our U.S. GAAP results. Additionally, for reconciliations of the non-GAAP measures included herein to our closest reported U.S. GAAP measures, refer to the reconciliations included in the press release of Meridian Bioscience, Inc. dated November 7, 2019.Non-GAAP Financial Measures Certain financial measures presented in this presentation, such as operating expenses, operating income, net earnings and diluted earnings per share, excluding as applicable the effects of acquisition-related costs, restructuring costs, selected legal costs, and certain one-time effects of the U.S. tax reform act, are not recognized under generally accepted accounting principles in the United States of America, or U.S. GAAP. Management believes this non-GAAP financial information is useful to an investor in evaluating our performance, as these measures: (i) help investors to more meaningfully evaluate and compare the results of operations from period to period by removing the impacts of these non-routine items; and (ii) are used by management for various purposes, including evaluating performance from period to period in presentations to our board of directors, and as a basis for strategic planning and forecasting. While we believe these financial measures are commonly used by investors to evaluate our performance and that of our competitors, the non-GAAP measures in this presentation may be different from non-GAAP measures used by other companies and should not be considered as an alternative to performance measures derived in accordance with U.S. GAAP. In addition, the non-GAAP measures presented herein are not based on any comprehensive set of accounting rules or principles. These non-GAAP measures have limitations, in that they do not reflect all amounts associated with our results as determined in accordance with U.S. GAAP, and they should not be considered as alternatives to information attributable to Meridian Bioscience, Inc. determined in accordance with U.S. GAAP. See the consolidated financial statements included in our reports filed with the U.S. Securities and Exchange Commission for our U.S. GAAP results. Additionally, for reconciliations of the non-GAAP measures included herein to our closest reported U.S. GAAP measures, refer to the reconciliations included in the press release of Meridian Bioscience, Inc. dated November 7, 2019.

Q4 2019 Business Highlights

Diagnostics

- Meaningful stabilization of business
  - Consistent revenues Q3 to Q4
- Revogene™ molecular system launch
  - Solid Commercial Team execution
  - Excellent Customer acceptance
  - Ease-of-use getting customers live quickly
- Curian™ immunoassay system
  - Development completed in instrument and fluorescent chemistry
  - Clinical trials completed for instrument and first assay (*H.pylori* stool Ag test)
  - 510k submitted to FDA in September

Life Science

- Record revenues and profitability
  - Revenues $17.4 million
  - Adjusted operating income $6 million and 34% margin
  - 2018 reorganization paying dividends
- New Lyophilization-ready molecular reagents now one of the larger product families within the molecular product line
- Strong rebound in Q3 and Q4 for IVD manufacturer orders in China resulting in 2% Y0Y growth

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2019 Fourth Quarter Earnings Summary

($000s except per share amounts)

Adjusted (Non-GAAP)	2019	2018	Change
Revenue	$50,846	$53,100	-4.2%
Gross Margin	57.3%	60.6%	-3.3 pts
Operating expenses[1] Ratio	$21,593 42.5%	$20,470 38.5%	+5.5% +4.0 pts
Operating income Margin	$7,563 14.9%	$11,686 22.0%	-35.3% -7.1 pts
Net earnings EPS	$5,399 $0.13	$8,579 $0.20	-37.1% -35.0%

GAAP	2019	2018	Change
Operating expenses	$23,307	$25,046	-6.9%
Operating income Margin	$5,849 11.5%	$7,110 13.4%	-17.7% -1.9 pts
Net earnings EPS	$4,103 $0.10	$5,434 $0.13	-24.5% -23.1%

[1]Includes Corporate segment expenses of $1.6M and $1.5M in 2019 and 2018, respectively

Highlights

- Diagnostics revenues down 9% but stable with Q3.
- Life Science revenues up 7%.
- Gross margin affected by H. pylori pricing and Revogene™ MDx system acquisition.
- Operating expenses include $2.5M for Revogene™ MDx system acquisition, including purchase accounting amortization.
- GAAP operating expenses reflect $2.9M net decline in restructuring, selected legal, and acquisition-related costs.

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2019 Fiscal Fourth Quarter

Operating Segment Highlights ($000's)

Diagnostics (Adjusted Non-GAAP)	2019	2018	Change
Revenue	$33,399	$36,814	-9.3%
Operating income	$3,171	$8,358	-62.1%
% Margin	9.5%	22.7%	-13.2 pts
Revenue by:			
Technology:			
Molecular assays	$6,065	$7,727	-21.5%
Immunoassays & blood chemistry	27,334	29,087	-6.0%
Disease State:			
GI (Gastrointestinal)	$16,953	$19,172	-11.6%
RI (Respiratory Illnesses)	5,380	6,132	-12.3%
Blood Chemistry (Lead)	5,572	5,581	-0.2%
Other	5,494	5,929	-7.3%

Product/Customer Highlights:

- Gastro affected by H. pylori pricing and competition in C. difficile and Foodborne assays.
- Respiratory affected by slower start to shipments for upcoming 2019-20 season.

Life Science (Adjusted Non-GAAP)	2019	2018	Change
Revenue	$17,447	$16,286	+7.1%
Operating income	$5,954	$4,719	+26.2%
% Margin	34.1%	29.0%	+5.1 pts
Revenue by:			
Technology:			
Molecular reagents	$5,765	$6,650	-13.3%
Immunological reagents	11,682	9,636	+21.2%
Region:			
Americas	$5,094	$5,206	-2.2%
EMEA	7,318	6,253	+17.0%
ROW	5,035	4,827	+4.3%
China (included in ROW)	3,261	2,296	+42.0%

Product/Customer Highlights:

- Performance in Americas region improved during quarter despite slight decline.
- Second consecutive quarter of solid growth for supply of reagents to IVD manufacturers in China.

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2019 Fiscal Year Earnings Summary

($000s except per share amounts)

Adjusted (Non-GAAP)	2019	2018	Change
Revenue	$201,014	$213,571	-5.9%
Gross Margin	58.9%	61.2%	-2.3 pts
Operating expenses[1] Ratio	$79,396 39.5%	$86,062 40.3%	-7.7% -0.8 pts
Operating income Margin	$38,929 19.4%	$44,635 20.9%	-12.8% -1.5 pts
Net earnings EPS	$29,142 $0.68	$31,705 $0.74	-8.1% -8.1%

GAAP	2019	2018	Change
Operating expenses	$85,626	$99,113	-13.6%
Operating income Margin	$32,699 16.3%	$31,584 14.8%	+3.5% +1.5 pts
Net earnings EPS	$24,382 $0.57	$23,849 $0.56	+2.2% +1.8%

[1]Includes Corporate segment expenses of $7.8M and $7.3M in 2019 and 2018, respectively.

Highlights

- Diagnostics revenues down 9%.
- Life Science revenues up 2%.
- Gross margin affected by H. pylori pricing and Revogene™ MDx system acquisition.
- Operating expenses include $3.4M for Revogene™ MDx system acquisition, including purchase accounting amortization.
- GAAP operating expenses reflect $6.8M net decline in restructuring, selected legal, and acquisition-related costs.

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2019 Fiscal Year

Operating Segment Highlights ($000's)

Diagnostics (Adjusted Non-GAAP)	2019	2018	Change
Revenue	$136,682	$150,454	-9.2%
Operating income	$25,845	$36,601	-29.4%
% Margin	18.9%	24.3%	-5.4 pts
Revenue by:			
Technology:			
Molecular assays	$26,231	$33,709	-22.2%
Immunoassays & blood chemistry	110,451	116,745	-5.4%
Disease State:			
GI (Gastrointestinal)	$68,977	$78,803	-12.5%
RI (Respiratory Illnesses)	26,622	28,911	-7.9%
Blood Chemistry (Lead)	19,082	19,109	-0.1%
Other	22,001	23,631	-6.9%

Product/Customer Highlights:

- Gastro affected by H. pylori pricing and competition in C. difficile and Foodborne assays.
- Respiratory affected by lighter season in 2018-19 versus 2017-18.

Life Science (Adjusted Non-GAAP)	2019	2018	Change
Revenue	$64,332	$63,117	+1.9%
Operating income	$20,760	$15,039	+38.0%
% Margin	32.3%	23.8%	+8.5 pts
Revenue by:			
Technology:			
Molecular reagents	$23,261	$24,533	-5.2%
Immunological reagents	41,071	38,584	+6.4%
Region:			
Americas	$19,443	$21,080	-7.8%
EMEA	29,157	24,715	+18.0%
ROW	15,732	17,322	-9.2%
China (included in ROW)	8,368	8,243	+1.5%

Product/Customer Highlights:

- Immunoassay reagent supply to two multi-national IVD customers delivered nearly $5M of YoY revenue growth, which more than offset loss of supply of Zika reagents and other unfavorable bulk order patterns.

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2020 Fiscal Year Guidance Meridian Bioscience Consolidated net revenues: Down 3% to Flat Adjusted operating margin: 9% to 10% Tax rate: 23.5% to 24.5% Adjusted earnings per share: $0.28-$0.34 Research and development spend: $27 to $28 Million Life Science Diagnostics �� Net revenues: Down 3% to 5% Net revenues: Up 2% to 6% Adjusted operating margin: Mid-single-digits Adjusted operating margin: 50 to 100 basis point improvement over 20192020 Fiscal Year Guidance Meridian Bioscience Consolidated net revenues: Down 3% to Flat Adjusted operating margin: 9% to 10% Tax rate: 23.5% to 24.5% Adjusted earnings per share: $0.28-$0.34 Research and development spend: $27 to $28 Million Life Science Diagnostics �� Net revenues: Down 3% to 5% Net revenues: Up 2% to 6% Adjusted operating margin: Mid-single-digits Adjusted operating margin: 50 to 100 basis point improvement over 2019

Investing in our Transformation ($Millions) $38.9 -$11.0 $3.3 $19.8 -$5.0 -$2.4 -$4.0 2019 Adjusted Dx New Dx Margin and People and Revogene Cost 2020 Adjusted Operating Income Product Revenue Erosion Culture Purchase Savings and Operating Income Development Investments Accounting Other Spend AmortizationInvesting in our Transformation ($Millions) $38.9 -$11.0 $3.3 $19.8 -$5.0 -$2.4 -$4.0 2019 Adjusted Dx New Dx Margin and People and Revogene Cost 2020 Adjusted Operating Income Product Revenue Erosion Culture Purchase Savings and Operating Income Development Investments Accounting Other Spend Amortization

Key Elements of Meridian’s Strategy • Growth orientation Re-shape the • Focus and concentrate resources on core financial profile • Address areas of vulnerability • Organic and inorganic Focused, new • Jump start R&D, accelerate pipeline investment to • Proactive and programmatic M&A support growth • Consolidate & remove layers Organizational • Instill performance-driven culture fitness • Actively manage infrastructure costsKey Elements of Meridian’s Strategy • Growth orientation Re-shape the • Focus and concentrate resources on core financial profile • Address areas of vulnerability • Organic and inorganic Focused, new • Jump start R&D, accelerate pipeline investment to • Proactive and programmatic M&A support growth • Consolidate & remove layers Organizational • Instill performance-driven culture fitness • Actively manage infrastructure costs

Transformation Process

Risk
- HpSA off patent
- Old MDx platform
- Under-invested in R&D

Strategic plan
- Who do we want to be?
- What do we stop doing?
- Alignment of priorities
- Focused Investments

Cost structure
- 4 businesses down to 2 BU's
- Streamline Senior Mgt
- Eliminate non value adds

Reshape culture
- New Leadership
- Performance culture
- Reward & Recognition

Product portfolio investment
- Revogene™ acquisition
- Improved new product development process
- Development across 3 Platforms (Curian™, PediaStat™ and Revogene™)

Commercial execution
- Commercial Excellence
- MDx protection and growth
- Execution of the Strategy (focused)

Continuous improvement

Sustainable revenue and profit growth

2017 | 2018-2019 | 2019-2021 | 2021-2023

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Conversion of Molecular Customers


alethia™
Assay Revenue
C. difficile
Group A Strep
Group B Strep
All other MDx assays
(including CMV and Malaria)
revogene™
FDA CLEARED
CE
✓ ✓
✓ ✓
✓ ✓
Carbapenemase (colony)


GenePOC acquisition
Revenue
2020
Time
Current trend of Meridian molecular revenues
Stabilize and **protect** base with Alethia conversions
Sustainably grow the base with **menu expansion** and increased **competitive placements**

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Revogene™ Install Base Highlights 80 70 • Initial customer demand greater than anticipated 60 • In the process of ramping 50 up instrument and pie 40 manufacturing 70 30 • Our goal is >250 units in our install base by June 30, 20 2020 10 10 0 Acquired Install Base Install Base as of Future 9/30/19Revogene™ Install Base Highlights 80 70 • Initial customer demand greater than anticipated 60 • In the process of ramping 50 up instrument and pie 40 manufacturing 70 30 • Our goal is >250 units in our install base by June 30, 20 2020 10 10 0 Acquired Install Base Install Base as of Future 9/30/19

Revogene™ Manufacturing – Scale Up Acquisition Kits manufactured Current FutureRevogene™ Manufacturing – Scale Up Acquisition Kits manufactured Current Future

Diagnostics: New Product Development R&D Spend as a % of Diagnostics Segment Revenues 20% 19% Highlights 18% • Reshaped new product 16% development process in FY 18 • Heavy investment mode 14% beginning in FY 19 and continuing 12% 11% into FY 20 and 21, including clinical trials 10% 9% • R&D programs on 3 key platforms 8% • Curian™ (rapid IA) 6% 6% • Revogene™ (molecular) • PediaStat™ (blood-chemistry) 4% 2% 0% 2013-15 2016-18 2019 2020EDiagnostics: New Product Development R&D Spend as a % of Diagnostics Segment Revenues 20% 19% Highlights 18% • Reshaped new product 16% development process in FY 18 • Heavy investment mode 14% beginning in FY 19 and continuing 12% 11% into FY 20 and 21, including clinical trials 10% 9% • R&D programs on 3 key platforms 8% • Curian™ (rapid IA) 6% 6% • Revogene™ (molecular) • PediaStat™ (blood-chemistry) 4% 2% 0% 2013-15 2016-18 2019 2020E

Diagnostics: Clinical Trial Investment

	Platform	2020	2021
GI Depth Dual Technology IA + MDx • Allows selling across IDNs (small to large) • Allows best-in-class technology for each assay (i.e. *C. difficile*)		GI Panel RI Panel	Carba (swab) RI Panel
		C. difficile EHEC Campylobacter	
Pediatric POC Workstation Consolidation • Allows for deeper penetration into an underserved POC market • Right CLIA-waived menu for the pediatric space		PediaStat™ System Lead assay	Hematocrit Other

- Dramatic increase in the clinical trial spend over next two fiscal years
- Multiple products will be in clinical trials over next 24 months (vs. historic level of 1 trial per year)
- Products moving into clinical trials fully aligned with strategic direction

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Life Science: Building a Stronger Business ü Complete Reshape business to drive improved profitability → In progress GOALS Continue high growth global business Life Science: Building a Stronger Business ü Complete Reshape business to drive improved profitability → In progress GOALS Continue high growth global business

Meridian's Strategy Summary

- Target IDN needs
- IA, Blood-chem and MDx platforms
- Deep GI expertise and menu
- Pediatric POC: lead & new tests
- Narrow, high volume RI menu
- U.S. key market focus priorities

Diagnostics

- Bulk raw materials: IA + MDx
- High volume customers
- Leverage consolidated structure
- Global market potential
- New products and end markets
- Niche acquisitions

Life Science

meridian BIOSCIENCE™

- New growth orientation
- Focus resources on core target markets
- Increase investment in R&D, acquisitions
- Manage competitive pressures and product life cycles
- Leverage cost structure and operational efficiency
- Balance capital allocation priorities

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